In November 2010, the Portfolio was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled
Official Committee of Unsecured Creditors (UCC) of the
Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC, which has been replaced by a Litigation Trustee pursuant to Tribune's plan of reorganization, seeks to recover payments of the proceeds of the LBO. In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the LBO (the "SLFC actions"). The Portfolio has been named as a defendant in one of the SLFC actions filed in United States District
Court - District of Massachusetts by Deutsche Bank
Trust Co. Americas seeking to recover the proceeds received in connection with the LBO from former shareholders. The FitzSimons action and the SLFC actions are now part of a multi-district litigation proceeding in the Southern District of New York. The value of the proceeds received by the Portfolio is approximately $48,237,000 (equal to 0.2% of net assets at December 31, 2020). The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio's net asset value. The attorneys' fees and costs related to these actions are expensed by the Portfolio as incurred.